Exhibit 99.1

NEWS RELEASE

Contact:	David Kimichik	Andrea Welch	Scott Eckstein
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3766

ASHFORD HOSPITALITY TRUST REPORTS

FOURTH QUARTER AND YEAR END RESULTS

8th Consecutive Quarterly Year Over Year Increase In AFFO Per Share

Record Fourth Quarter AFFO Per Share

Record Full Year AFFO Per Share

DALLAS, February 22, 2012—Ashford Hospitality Trust, Inc. (NYSE: AHT) today reported the following results and performance measures for the fourth quarter ended December 31, 2011. The performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel Operating Profit (or Hotel EBITDA) are proforma. Unless otherwise stated, all reported results compare the fourth quarter ended December 31, 2011, with the fourth quarter ended December 31, 2010 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.

FINANCIAL HIGHLIGHTS

•	Adjusted funds from operations (AFFO) was $0.42 per diluted share for the quarter, the Company’s 8th consecutive quarterly year over year increase and a record for the fourth quarter

•	Adjusted funds from operations (AFFO) was a record $1.86 per diluted share for the entire year

•	RevPAR increased 5.4% for all Legacy hotels in continuing operations, driven by a 3.5% increase in ADR and a 122 basis point increase in occupancy

•	RevPAR increased 3.3% for the 25 hotels in the Highland Hospitality Portfolio not under renovation in continuing operations, driven by a 2.4% increase in ADR and a 58 basis point increase in occupancy

•	Hotel operating profit margin increased 143 basis points for all Legacy hotels in continuing operations

•	Hotel operating profit margin increased 177 basis points for the 25 hotels in the Highland Hospitality Portfolio not under renovation in continuing operations

•

Net loss attributable to common shareholders was $18.3 million, or $0.28 per diluted share, compared with net loss attributable to common shareholders of $111.5 million, or $2.17 per diluted share, in the prior-year quarter

•	Fixed charge coverage ratio was 1.70x under the senior credit facility covenant versus a required minimum of 1.35x

•	In December, Ashford successfully restructured its $203.4 million mortgage loan and extended the maturity date from December 2011 to March 2014 with a one-year extension option

•	The Company’s only recourse obligation is its $105 million senior credit facility, which currently has no outstanding balance

•	At the end of the fourth quarter, Ashford had cash and cash equivalents of $167.6 million

•	In December, the Board of Directors approved a 10% increase in the Company’s dividend policy for 2012; Ashford expects to pay a quarterly dividend of $0.11 per share for 2012

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AHT Reports Fourth Quarter Results

February 22, 2012

CAPITAL ALLOCATION

•	Capex invested in the quarter for the Legacy portfolio was $21.9 million and $67.8 million for the full-year

•	Capex invested in the quarter for the Highland Hospitality Portfolio was $6.1 million and $13.6 million for the full-year

CAPITAL STRUCTURE

As previously disclosed, on October 12, 2011 the Company priced an underwritten public offering of 1,280,000 shares of its existing 9.00% Series E Cumulative Preferred Stock at $23.47 per share including accrued dividends; receiving net proceeds of $28.9 million after underwriting fees. The net proceeds from the sale of these securities are being used for general corporate purposes, including, without limitation, repayment of debt or other maturing obligations, financing future hotel-related investments, capital expenditures and working capital. Net proceeds may also be used for repurchasing shares of common stock under Ashford’s repurchase program.

On December 12, 2011, Ashford announced it had successfully restructured its $203.4 million mortgage loan and extended the maturity date from December 2011 to March 2014. There is also a one-year extension option subject to the satisfaction of certain conditions. The restructuring provides for a new interest rate of LIBOR + 4.50%, with no LIBOR Floor. At the closing of the restructuring, the Company paid down the loan by $25 million to $178.4 million. Additionally, terms include that 85% of excess cash flow after debt service, working capital, and approved capital expenditures will be used to pay down the debt balance and thereby further deleverage the portfolio.

Ashford has successfully addressed debt maturities and is well positioned regarding the next few years. The Company is engaged in negotiations with the existing lenders to restructure and extend the $167.2 million non-recourse portfolio mortgage loan that matures in May 2012. On a parallel path, the Company is also in discussion with third party lenders to refinance this loan. There appears to be a high likelihood of a viable restructure or refinance under current market conditions given the level of existing cash held in reserve for a possible debt pay down for this loan.

The Company previously announced entering into a new $105 million revolving credit facility for three years that replaced the Company’s pre-existing credit line that was scheduled to mature in April 2012. The facility is currently undrawn. All other Company debt is non-recourse.

HIGHLAND HOSPITALITY PORTFOLIO UPDATE

The Highland Hospitality portfolio experienced RevPAR growth of 2.6% during the fourth quarter of 2011, with RevPAR growth for hotels not under renovation in continuing operations of 3.3%. This performance was negatively impacted by property manager changes at the Hyatt Regency Windwatch and the Hilton Boston Back Bay. While this created a short-term revenue disruption during the fourth quarter, these initiatives were part of the continuing integration of the Highland Hospitality Portfolio into the Company’s total portfolio and are expected to create long-term value through enhanced productivity and cost savings, as well as higher exit value given removal of brand management encumbrances.

The Company expects both the revenue and EBITDA performance of the Highland Hospitality Portfolio to continue to improve as the hotels in the Portfolio continue to be fully integrated into Ashford’s total portfolio.

PORTFOLIO REVPAR

As of December 31, 2011, the Company’s Legacy portfolio consisted of direct hotel investments with 96 properties classified in continuing operations. During the fourth quarter, 63 of the hotels included in continuing operations were not under renovation. The Company believes reporting its operating metrics

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AHT Reports Fourth Quarter Results

February 22, 2012

for continuing operations on a proforma total basis (all 96 hotels) and proforma not-under-renovation basis (63 hotels) is a measure that reflects a meaningful and focused comparison of the operating results in its direct hotel portfolio. The Company’s reporting by region and brand includes the results of all 96 hotels in continuing operations. Details of each category are provided in the tables attached to this release.

•	Proforma RevPAR increased 5.4% to $86.66 for all hotels in the Legacy portfolio on a 3.5% increase in ADR and a 122 basis point increase in occupancy

•	Proforma RevPAR increased 4.6% to $83.03 for hotels not under renovation in the Legacy portfolio on a 2.1% increase in ADR and a 161 basis point increase in occupancy

•	Proforma RevPAR increased 3.3% to $91.82 for hotels not under renovation in the Highland Hospitality Portfolio on a 2.4% increase in ADR and a 58 basis point increase in occupancy

•	Proforma RevPAR increased 2.6% to $91.11 for all hotels in the Highland Hospitality Portfolio on a 2.4% increase in ADR and an 11 basis point increase in occupancy

Through December 1, 2011, one hotel property held by a joint venture in which Ashford had an ownership interest of 89% was leased on a triple-net lease basis to a third-party tenant who operated the hotel property. Effective December 2, 2011, Ashford converted its 89% interest in a triple-net lease to a 100% ownership position and the triple-net lease was converted to a long-term management contract at no cost to the Company. The Company recognized a gain of $9.7 million for this transaction, consisting of the assignments of an $8.1 million note receivable and $1.6 million security deposits, which is included in “Other income” in the consolidated statements of operations.

HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS

Hotel operating profit (Hotel EBITDA) for all Legacy hotels increased 11.0%, for the quarter. For the 63 hotels that were not under renovation, Proforma Hotel EBITDA increased 10.4% to $39.8 million. Proforma Hotel EBITDA margin (expressed as a percentage of Total Hotel Revenue) increased 127 basis points to 28.1%. For all 96 Legacy hotels included in continuing operations as of December 31, 2011, Proforma Hotel EBITDA increased 11.0% to $67.1 million and Hotel EBITDA margin increased 143 basis points to 28.3%. For the Company’s 71.74% share of the 25 hotels in the Highland Hospitality Portfolio that were not under renovation, Proforma Hotel EBITDA increased 10.0% to $17.7 million. Proforma Hotel EBITDA margin (expressed as a percentage of Total Hotel Revenue) increased 177 basis points to 25.5%. For all 28 hotels in the Highland Hospitality Portfolio, Proforma Hotel EBITDA increased 6.4% to $19.0 million. Proforma Hotel EBITDA margin (expressed as a percentage of Total Hotel Revenue) increased 114 basis points to 25.4%.

Ashford believes year-over-year Hotel EBITDA and Hotel EBITDA margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons. Given the substantial seasonality in the Company’s portfolio and its active capital recycling, to help investors better understand this seasonality, the Company provides quarterly detail on its Proforma Hotel EBITDA and Proforma Hotel EBITDA margin for the current and certain prior-year periods based upon the number of core hotels in the portfolio as well as its pro-rata share of the Highland portfolio as of the end of the current period. As Ashford’s portfolio mix changes from time to time so will the seasonality for Proforma Hotel EBITDA and Proforma Hotel EBITDA margin. The details of the quarterly calculations for the previous four quarters for the current portfolio of 96 Legacy hotels included in continuing operations together with Ashford’s pro-rata share of the Highland portfolio are provided in the table attached to this release.

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AHT Reports Fourth Quarter Results

February 22, 2012

COMMON STOCK DIVIDEND

On December 15, 2011, Ashford announced that its Board of Directors had declared a common stock dividend for the fourth quarter ended December 31, 2011, of $0.10 per diluted share, payable January 16, 2012, for shareholders of record on December 31, 2011.

The Board also approved the Company’s dividend policy for 2012. The Company expects to pay a quarterly cash dividend of $0.11 per common share for 2012, or $0.44 per common share on an annualized basis. While this policy results in ample dividend coverage on a historical basis, the Company believes a more conservative approach is prudent during this time of global economic uncertainty. The adoption of a dividend policy does not commit the Board of Directors to declare future dividends or the amount thereof. The Board will continue to review its dividend policy on a quarter-to-quarter basis.

Monty J. Bennett, Chief Executive Officer, commented, “This was a record quarter and year for Ashford in several respects. It represents seven out of eight years of record AFFO per share performance, including our eighth consecutive quarterly year over year AFFO per share increase and another record fourth quarter of AFFO per share. We believe significant upside exists given the early stages of the economic recovery, improving macroeconomic fundamentals and the lack of new supply over the next few years. Further, we continue to maintain a conservative approach to capital and liquidity so that we are prepared for economic uncertainties, while positioning ourselves to take advantage of opportunistic investments as they arise. Our strategic approach has served us well during this economic environment, but our focus on improved operating performance and maximizing shareholder returns remains a constant.”

INVESTOR CONFERENCE CALL AND SIMULCAST

Ashford Hospitality Trust, Inc. will conduct a conference call on Thursday February 23, 2012, at 11 a.m. ET. The number to call for this interactive teleconference is (480) 629-9722. A replay of the conference call will be available through Thursday, March 1, 2012, by dialing (303) 590-3030 and entering the confirmation number, 4508934.

The Company will also provide an online simulcast and rebroadcast of its fourth quarter 2011 earnings release conference call. The live broadcast of Ashford Hospitality Trust’s quarterly conference call will be available online at the Company’s web site, www.ahtreit.com on Thursday February 23, 2012, beginning at 11 a.m. ET. The online replay will follow shortly after the call and continue for approximately one year.

Substantially all of our non-current assets consist of real estate investments and debt investments secured by real estate. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider supplemental measures of performance, which are not measures of operating performance under GAAP, to assist in evaluating a real estate company’s operations. These supplemental measures include FFO, AFFO, EBITDA, and Hotel Operating Profit. FFO is computed in accordance with our interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the NAREIT definition differently than us. Neither FFO, AFFO, EBITDA, nor Hotel Operating Profit represents cash generated from operating activities as determined by GAAP and should not be considered as an alternative to a) GAAP net income (loss) as an indication of our financial performance or b) GAAP cash flows from operating activities as a measure of our liquidity, nor are such measures indicative of funds available to satisfy our cash needs, including our ability to make cash distributions. However, management believes FFO, AFFO, EBITDA, and Hotel Operating Profit to be meaningful measures of a REIT’s performance and should be considered along with, but not as an alternative to, net income and cash flow as a measure of our operating performance.

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AHT Reports Fourth Quarter Results

February 22, 2012

* * * * *

Ashford is a self-administered real estate investment trust focused on investing in the hospitality industry across all segments and at all levels of the capital structure. Additional information can be found on the Company’s website at www.ahtreit.com.

Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, the timing for closing, the impact of the transaction on our business and future financial condition, our business and investment strategy, our understanding of our competition and current market trends and opportunities and projected capital expenditures. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford’s filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. A capitalization rate is determined by dividing the property’s annual net operating income by the purchase price. Net operating income is the property’s funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Funds from operations (“FFO”), as defined by the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”) in April 2002, represents net income (loss) computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from sales of properties and extraordinary items as defined by GAAP, plus depreciation and amortization of real estate assets, and net of adjustments for the portion of these items related to unconsolidated entities and joint ventures.

The forward-looking statements included in this press release are only made as of the date of this press release. Investors should not place undue reliance on these forward-looking statements. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(in thousands, except share amounts)

	December 31,
	2011	2010
	(Unaudited)
ASSETS
Investment in hotel properties, net	$2,957,899	$3,023,736
Cash and cash equivalents	167,609	217,690
Restricted cash	84,069	67,666
Accounts receivable, net	28,623	27,493
Inventories	2,371	2,909
Notes receivable	11,199	20,870
Investment in unconsolidated joint ventures	179,527	15,000
Assets held for sale	—	144,511
Investments in securities and other	21,374	—
Deferred costs, net	17,421	17,519
Prepaid expenses	11,308	12,727
Derivative assets	37,918	106,867
Other assets	4,851	7,502
Intangible assets, net	2,810	2,899
Due from third-party hotel managers	62,747	49,135

Total assets	$3,589,726	$3,716,524

LIABILITIES AND EQUITY
Liabilities
Indebtedness of continuing operations	$2,362,458	$2,518,164
Indebtedness of assets held for sale	—	50,619
Capital leases payable	—	36
Accounts payable and accrued expenses	82,282	79,248
Dividends payable	16,941	7,281
Unfavorable management contract liabilities	13,611	16,058
Due to related parties	2,569	2,400
Due to third-party hotel managers	1,602	1,870
Liabilities associated with investments in securities and other	2,246	—
Other liabilities	5,400	4,627
Other liabilities of assets held for sale	—	2,995

Total liabilities	2,487,109	2,683,298

Series B-1 Cumulative Convertible Redeemable Preferred stock, 7,247,865 shares issued and outstanding at December 31, 2010	—	72,986
Redeemable noncontrolling interests in operating partnership	112,796	126,722

Equity:
Shareholders’ equity of the Company
Preferred stock, $0.01 par value, 50,000,000 shares authorized:
Series A Cumulative Preferred Stock, 1,487,900 shares issued and outstanding	15	15
Series D Cumulative Preferred Stock, 8,966,797 shares issued and outstanding	90	90
Series E Cumulative Preferred Stock, 4,630,000 shares issued and outstanding at December 31, 2011	46	—
Common stock, $0.01 par value, 200,000,000 shares authorized, 124,896,765 shares and 123,403,893 shares issued, respectively, 68,032,289 and 58,999,324 shares outstanding, respectively	1,249	1,234
Additional paid-in capital	1,746,259	1,552,657
Accumulated other comprehensive loss	(184)	(550)
Accumulated deficit	(609,272)	(543,788)
Treasury stock, at cost (56,864,476 shares and 64,404,569 shares, respectively)	(164,796)	(192,850)

Total shareholders’ equity of the Company	973,407	816,808
Noncontrolling interests in consolidated joint ventures	16,414	16,710

Total equity	989,821	833,518

Total liabilities and equity	$3,589,726	$3,716,524

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2011	2010	2011	2010
	(Unaudited)		(Unaudited)
REVENUE
Rooms	$176,634	$166,100	$685,568	$640,989
Food and beverage	45,123	42,187	158,258	151,105
Rental income from operating leases	1,333	1,708	5,341	5,436
Other	10,086	9,848	40,268	39,291

Total hotel revenue	233,176	219,843	889,435	836,821
Interest income from notes receivable	—	346	—	1,378
Asset management fees and other	145	113	362	425

Total Revenue	233,321	220,302	889,797	838,624

EXPENSES
Hotel operating expenses
Rooms	42,531	39,721	158,645	148,308
Food and beverage	30,204	28,474	108,961	105,229
Other direct	5,792	5,845	23,367	23,576
Indirect	68,588	64,680	253,766	242,623
Management fees	9,631	9,468	36,140	34,909

Total hotel operating expenses	156,746	148,188	580,879	554,645
Property taxes, insurance, and other	11,805	11,701	46,758	49,389
Depreciation and amortization	34,302	32,875	133,882	132,651
Impairment charges	(93)	47,667	(4,841)	46,404
Gain on insurance settlement	(130)	—	(2,035)	—
Transaction acquisition and contract termination costs	(2)	7,001	(793)	7,001
Corporate general and administrative:
Stock/unit-based compensation	3,963	1,899	12,391	7,067
Other general and administrative	6,577	6,039	32,131	23,552

Total Operating Expenses	213,168	255,370	798,372	820,709

OPERATING INCOME (LOSS)	20,153	(35,068)	91,425	17,915
Equity in earnings (loss) of unconsolidated joint ventures	(5,068)	(21,590)	14,528	(20,265)
Interest income	15	57	85	283
Other income	26,015	15,781	109,524	62,826
Interest expense	(33,515)	(33,906)	(133,922)	(135,685)
Amortization of loan costs	(1,116)	(1,079)	(4,625)	(4,924)
Write-off of premiums, loan costs and exit fees	—	(3,893)	(729)	(3,893)
Unrealized loss on investments	(1,614)	—	(391)	—
Unrealized gain (loss) on derivatives	(17,473)	(18,540)	(70,286)	12,284

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(12,603)	(98,238)	5,609	(71,459)
Income tax (expense) benefit	787	591	(1,620)	155

INCOME (LOSS) FROM CONTINUING OPERATIONS	(11,816)	(97,647)	3,989	(71,304)
Income (loss) from discontinued operations	63	(24,538)	(4,106)	9,512

NET LOSS	(11,753)	(122,185)	(117)	(61,792)
(Income) loss from consolidated joint ventures attributable to noncontrolling interests	(73)	262	(610)	1,683
Net loss attributable to redeemable noncontrolling interests in operating partnership	1,629	16,979	2,836	8,369

NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(10,197)	(104,944)	2,109	(51,740)
Preferred dividends	(8,135)	(6,545)	(46,876)	(21,194)

NET LOSS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(18,332)	$(111,489)	$(44,767)	$(72,934)

INCOME (LOSS) PER SHARE – BASIC AND DILUTED:
Loss from continuing operations attributable to common shareholders	$(0.28)	$(1.76)	$(0.66)	$(1.59)
Income (loss) from discontinued operations attributable to common shareholders	—	(0.41)	(0.07)	0.16

Net loss attributable to common shareholders	$(0.28)	$(2.17)	$(0.73)	$(1.43)

Weighted average common shares outstanding – basic and diluted	67,132	51,407	61,954	51,159

Amounts attributable to common shareholders:
Income (loss) from continuing operations, net of tax	$(10,253)	$(83,725)	$6,609	$(60,158)
Income (loss) from discontinued operations, net of tax	56	(21,219)	(4,500)	8,418
Preferred dividends	(8,135)	(6,545)	(46,876)	(21,194)

Net loss attributable to common shareholders	$(18,332)	$(111,489)	$(44,767)	$(72,934)

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

RECONCILIATION OF NET LOSS TO EBITDA

(in thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2011	2010	2011	2010
Net loss	$(11,753)	$(122,185)	$(117)	$(61,792)
(Income) loss from consolidated joint ventures attributable to noncontrolling interests	(73)	262	(610)	1,683
Net loss attributable to redeemable noncontrolling interests in operating partnership	1,629	16,979	2,836	8,369

Net income (loss) attributable to the Company	(10,197)	(104,944)	2,109	(51,740)
Interest income	(14)	(57)	(84)	(273)
Interest expense and amortization of loan costs	34,233	35,819	137,466	147,233
Depreciation and amortization	33,485	34,706	130,995	141,547
Income tax expense	(787)	(649)	1,705	(132)
Impairment charges	(93)	71,249	1,395	82,055
Net loss attributable to redeemable noncontrolling interests in operating partnership	(1,629)	(16,979)	(2,836)	(8,369)
Equity in (earnings) loss of unconsolidated joint ventures	5,068	21,590	(14,528)	20,265
Company’s portion of EBITDA of unconsolidated joint ventures	18,622	—	104,807	1,325

EBITDA	78,688	40,735	361,029	331,911
Amortization of unfavorable management contract liabilities	(753)	(753)	(2,447)	(2,447)
Gain on sale/disposition of properties	(5)	—	(2,655)	(55,931)
Non-cash gain on insurance settlements	(130)	—	(1,287)	—
Write-off of premiums, loan costs and exit fees	—	3,893	1,677	3,893
Other income (1)	(26,015)	(15,786)	(109,524)	(62,906)
Transaction acquisition and contract termination costs	(2)	7,001	(793)	7,001
Legal costs related to litigation settlement (2)	—	—	6,875	—
Debt restructuring costs	823	—	823	—
Unrealized loss on investments	1,614	—	391	—
Unrealized (gain) loss on derivatives	17,473	18,540	70,286	(12,284)
Company’s portion of adjustments to EBITDA of unconsolidated joint ventures	(683)	—	(42,248)	—

Adjusted EBITDA	$71,010	$53,630	$282,127	$209,237

RECONCILIATION OF NET LOSS TO FUNDS FROM OPERATIONS (“FFO”)

(in thousands, except per share amounts)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2011	2010	2011	2010
Net loss	$(11,753)	$(122,185)	$(117)	$(61,792)
(Income) loss from consolidated joint ventures attributable to noncontrolling interests	(73)	262	(610)	1,683
Net loss attributable to redeemable noncontrolling interests in operating partnership	1,629	16,979	2,836	8,369
Preferred dividends	(8,135)	(6,545)	(46,876)	(21,194)

Net loss attributable to common shareholders	(18,332)	(111,489)	(44,767)	(72,934)
Depreciation and amortization on real estate	33,419	34,642	130,741	141,285
Gain on sale/disposition of properties	(5)	—	(2,655)	(55,931)
Non-cash gain on insurance settlements	(130)	—	(1,287)	—
Impairment charges	(93)	71,249	1,395	82,055
Net loss attributable to redeemable noncontrolling interests in operating partnership	(1,629)	(16,979)	(2,836)	(8,369)
Equity in (earnings) loss of unconsolidated joint ventures	5,068	21,590	(14,528)	20,265
Company’s portion of FFO of unconsolidated joint ventures	4,671	—	8,125	1,325

FFO available to common shareholders	22,969	(987)	74,188	107,696
Dividends on convertible preferred stock	—	1,015	1,374	4,143
Write-off of premiums, loan costs and exit fees	—	3,893	1,677	3,893
Transaction acquisition and contract termination costs	(2)	7,001	(793)	7,001
Other income (1)	(9,515)	—	(38,663)	—
Legal costs related to litigation settlement (2)	—	—	6,875	—
Debt restructuring costs	823	—	823	—
Unrealized loss on investments	1,614	—	391	—
Unrealized (gain) loss on derivatives	17,473	18,540	70,286	(12,284)
Non-cash dividends on Series B-1 preferred stock (3)	—	—	17,363	—
Company’s portion of adjustments to FFO of unconsolidated joint ventures	1,568	—	16,682	—

Adjusted FFO available to common shareholders	$34,930	$29,462	$150,203	$110,449

Adjusted FFO per diluted share available to common shareholders	$0.42	$0.40	$1.86	$1.50

Weighted average diluted shares	83,850	73,956	80,597	73,833

(1)	Other income related to income from interest rate derivatives is excluded from the Adjusted EBITDA for all periods presented. In addition, the gain from litigation settlement, the net investment loss on investments in securities and other, the premiums and fees associated with credit default swaps, and other income recognized on the acquisition of 11% of noncontrolling interest in a consolidated joint venture are also excluded from Adjusted EBITDA for 2011.

For 2011, the gain from litigation settlement, the net investment loss, the premiums and fees associated with credit default swaps, and other income recognized on the acquisition of 11% of noncontrolling interest in a consolidated joint venture are excluded for Adjusted FFO calculation.

(2)	The legal costs associated with the litigation settlement are also excluded from Adjusted EBITDA and Adjusted FFO for the year ended December 31, 2011.
(3)	Represents the conversion of 1.4 million shares of the Series B-1 preferred stock to shares of our common stock that was treated as a dividend in accordance with applicable accounting guidance.

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

SUMMARY OF INDEBTEDNESS OF CONTINUING OPERATIONS

DECEMBER 31, 2011

(dollars in thousands)

(Unaudited)

				Fixed-Rate		Floating-Rate		Total
Indebtedness	Collateral	Maturity	Interest Rate	Debt		Debt		Debt
Mortgage loan	10 hotels	May 2012	LIBOR + 1.65%	$—		$167,202		167,202
Mortgage loan	2 hotels	August 2013	LIBOR + 2.75%	—		145,667		145,667
Mortgage loan	5 hotels	March 2014	LIBOR + 4.50%	—		178,400	(1)	178,400
Mortgage loan	1 hotel	May 2014	8.32%	5,476		—		5,476
Senior credit facility	Various	September 2014	LIBOR + 2.75% to 3.5%	—		—		—
Mortgage loan	1 hotel	December 2014	Greater of 5.5% or LIBOR + 3.5%	—		19,740		19,740
Mortgage loan	8 hotels	December 2014	5.75%	106,863		—		106,863
Mortgage loan	10 hotels	July 2015	5.22%	155,831		—		155,831
Mortgage loan	8 hotels	December 2015	5.70%	98,786		—		98,786
Mortgage loan	5 hotels	December 2015	12.72%	151,185		—		151,185
Mortgage loan	5 hotels	February 2016	5.53%	112,453		—		112,453
Mortgage loan	5 hotels	February 2016	5.53%	93,257		—		93,257
Mortgage loan	5 hotels	February 2016	5.53%	80,782		—		80,782
Mortgage loan	1 hotel	April 2017	5.91%	35,000		—		35,000
Mortgage loan	2 hotels	April 2017	5.95%	128,251		—		128,251
Mortgage loan	3 hotels	April 2017	5.95%	260,980		—		260,980
Mortgage loan	5 hotels	April 2017	5.95%	115,600		—		115,600
Mortgage loan	5 hotels	April 2017	5.95%	103,906		—		103,906
Mortgage loan	5 hotels	April 2017	5.95%	158,105		—		158,105
Mortgage loan	7 hotels	April 2017	5.95%	126,466		—		126,466
TIF loan	1 hotel	June 2018	12.85%	8,098		—		8,098
Mortgage loan	1 hotel	November 2020	6.26%	103,759		—		103,759
Mortgage loan	1 hotel	April 2034	Greater of 6% or Prime + 1%	—		6,651		6,651

Total indebtedness				$1,844,798		$517,660		$2,362,458

Percentage				78.1%		21.9%		100.0%

Weighted average interest rate at December 31, 2011				6.41%		3.43%		5.75%

Total indebtedness with effect of interest rate swaps				$2,344,233		$18,225		2,362,458

Percentage with the effect of interest rate swaps				99.2%		0.8%		100.0%

Weighted average interest rate with the effect of interest rate swaps				2.59	%(2)	3.41	%(2)	2.77%

(1)	This mortgage loan has a one-year extension option beginning March 2014, subject to satisfaction of certain conditions.
(2)	These rates are calculated assuming the LIBOR rate stays at the December 31, 2011 level and with the effect of our interest rate derivatives.

PIM HIGHLAND HOLDING LLC

SUMMARY OF INDEBTEDNESS

DECEMBER 31, 2011

(dollars in thousands)

(Unaudited)

				Fixed-Rate	Floating-Rate	Total
Indebtedness	Collateral	Maturity	Interest Rate	Debt	Debt	Debt
Mortgage loan	1 hotel	January 2013	5.96%	$64,268	$—	$64,268
Mortgage loan	1 hotel	April 2013	6.11%	46,023		46,023
Mortgage loan	1 hotel	February 2013	5.97%	32,651		32,651
Mortgage loan	25 hotels	March 2014	LIBOR + 2.75%	—	530,000 (1)	530,000
Mezzanine loan	28 hotels	March 2014	Greater of 6.50% or LIBOR + 6.00%	—	144,594 (1)	144,594
Mezzanine loan	28 hotels	March 2014	Greater of 7.5% or LIBOR + 7.00%	—	137,650 (1)	137,650
Mezzanine loan	28 hotels	March 2014	Greater of 10.00% or LIBOR + 9.50%	—	117,986 (1)	117,986
Mezzanine loan	28 hotels	March 2014	LIBOR + 2.00%		18,425 (1)	18,425

Total indebtedness				142,942	948,655	1,091,597
Ashford’s proportionate obligations				x71.74%	x71.74%	x71.74%

				$102,547	$680,565	$783,112

Percentage				13.1%	86.9%	100.0%

Weighted average interest rate at December 31, 2011				6.01%	5.07%	5.19%

Percentage with the effect of interest rate swaps				100.0%	0.0%	100.0%

Total indebtedness of Ashford plus Ashford's 71.74% share of PIM Highland Holding LLC				$1,947,345	$1,198,225	$3,145,570

Percentage with the effect of interest rate swaps				99.4%	0.6%	100.0%

Weighted average interest rate with the effect of interest rate swaps				2.77%	4.37%	3.38%

(1)	Each of these loans has two one-year extension options beginning March 2014.

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED

DECEMBER 31, 2011

(in thousands)

(Unaudited)

	2012	2013	2014	2015	2016	Thereafter	Total
Mortgage loan secured by 10 hotel properties, Wachovia Floater	$167,202	$—	$—	$—	$—	$—	$167,202
Mortgage loan secured by two hotel properties	—	145,667	—	—	—	—	145,667
Mortgage loan secured by five hotel properties			—	178,400	—	—	178,400
Mortgage loan secured by Manchester Courtyard	—	—	5,476	—	—	—	5,476
Senior credit facility	—	—	—	—	—	—	—
Mortgage loan secured by El Conquistador Hilton	—	—	19,740	—	—	—	19,740
Mortgage loan secured by eight hotel properties, UBS Pool 1	—	—	106,863	—	—	—	106,863
Mortgage loan secured by 10 hotel properties, Merrill Lynch Pool 1	—	—	—	155,831	—	—	155,831
Mortgage loan secured by eight hotel properties, UBS Pool 2	—	—	—	98,786	—	—	98,786
Mortgage loan secured by five hotel properties	—	—	—	151,185	—	—	151,185
Mortgage loan secured by five hotel properties, Merrill Lynch Pool 2	—	—	—	—	112,453	—	112,453
Mortgage loan secured by five hotel properties, Merrill Lynch Pool 3	—	—	—	—	93,257	—	93,257
Mortgage loan secured by five hotel properties, Merrill Lynch Pool 7	—	—	—	—	80,782	—	80,782
Mortgage loan secured by Philadelphia Courtyard, Wachovia Stand-Alone	—	—	—	—	—	35,000	35,000
Mortgage loan secured by two hotel properties, Wachovia Fixed Rate Pool 3	—	—	—	—	—	128,251	128,251
Mortgage loan secured by three hotel properties, Wachovia Fixed Rate Pool 7	—	—	—	—	—	260,980	260,980
Mortgage loan secured by five hotel properties, Wachovia Fixed Rate Pool 1	—	—	—	—	—	115,600	115,600
Mortgage loan secured by five hotel properties, Wachovia Fixed Rate Pool 5	—	—	—	—	—	103,906	103,906
Mortgage loan secured by five hotel properties, Wachovia Fixed Rate Pool 6	—	—	—	—	—	158,105	158,105
Mortgage loan secured by seven hotel properties, Wachovia Fixed Rate Pool 2	—	—	—	—	—	126,466	126,466
Mortgage loan secured by Philadelphia Courtyard	—	—	—	—	—	8,098	8,098
Mortgage loan secured by Arlington Marriott	—	—	—	—	—	103,759	103,759
Mortgage loan secured by Jacksonville Residence Inn	—	—	—	—	—	6,651	6,651

Total indebtedness of continuing operations	$167,202	$145,667	$132,079	$584,202	$286,492	$1,046,816	$2,362,458

NOTE:	These maturities assume no event of default would occur.

PIM HIGHLAND HOLDING LLC

INDEBTEDNESS BY MATURITY

ASSUMING EXTENSION OPTIONS ARE EXERCISED

DECEMBER 31, 2011

(in thousands)

(Unaudited)

	2012	2013	2014	2015	2016	Thereafter	Total
Mortgage loan secured by Boston Hilton	$—	$64,268	$—	$—	$—	$—	$64,268
Mortgage loan secured by Nashville Renaissance	—	46,023	—	—	—	—	46,023
Mortgage loan secured by Princeton Westin	—	32,651	—	—	—	—	32,651
Mortgage loan secured by 25 hotel properties	—	—	—	—	530,000	—	530,000
Mezzanine loan	—	—	—	—	144,594	—	144,594
Mezzanine loan	—	—	—	—	137,650	—	137,650
Mezzanine loan	—	—	—	—	117,986	—	117,986
Mezzanine loan	—	—	—	—	18,425	—	18,425

Total indebtedness	—	142,942	—	—	948,655	—	1,091,597
Ashford’s proportionate obligations	x71.74%	x71.74%	x71.74%	x71.74%	x71.74%	x71.74%	x71.74%

	$—	$102,547	$—	$—	$680,565	$—	$783,112

Total indebtedness of continuing operations plus Ashford’s 71.74% share of PIM Highland Holding LLC	$167,202	$248,214	$132,079	$584,202	$967,057	$1,046,816	$3,145,570

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ASHFORD HOSPITALITY TRUST, INC.

KEY PERFORMANCE INDICATORS—PRO FORMA

LEGACY PORTFOLIO ONLY

(dollars in thousands)

(Unaudited)

	Three Months Ended			Year Ended
	December 31,			December 31,
	2011	2010	% Variance	2011	2010	% Variance
ALL HOTELS INCLUDED IN CONTINUING OPERATIONS:
Room revenues (in thousands)	$181,176	$171,877	5.41%	$702,118	$659,315	6.49%
RevPAR	$86.66	$82.22	5.40%	$93.21	$87.53	6.49%
Occupancy	68.11%	66.89%	1.22%	72.17%	70.33%	1.84%
ADR	$127.25	$122.91	3.53%	$129.16	$124.46	3.78%

NOTES: The above pro forma table assumes the 96 hotel properties owned and included in continuing operations as of December 31, 2011 were owned as of the beginning of the first comparative reporting period.

ALL HOTELS NOT UNDER RENOVATION INCLUDED IN CONTINUING OPERATIONS:
Room revenues (in thousands)	$108,036	$103,286	4.60%	$425,695	$405,365	5.02%
RevPAR	$83.03	$79.37	4.61%	$90.18	$85.87	5.02%
Occupancy	68.55%	66.94%	1.61%	72.38%	71.03%	1.35%
ADR	$121.11	$118.58	2.13%	$124.60	$120.89	3.07%

NOTES:

(1)	The above pro forma table assumes the 63 hotel properties owned and included in continuing operations as of December 31, 2011, but not under renovation for the three months and year ended December 31, 2011, were owned as of the beginning of the first comparative reporting period.
(2)	Excluded Hotels Under Renovation: Capital Hilton, Courtyard Basking Ridge, Courtyard Foothill Ranch Irvine, Courtyard Legacy Park Courtyard Louisville Airport, Courtyard Newark, Courtyard Oakland Airport, Courtyard Old Town Scottsdale, Courtyard Philadelphia Downtown, Courtyard San Francisco Downtown, Courtyard Seattle Downtown, Crown Plaza La Concha-Key West, Embassy Suites Austin Arboretum, Embassy Suites Dallas Galleria, Embassy Suites Flagstaff, Embassy Suites Houston, Embassy Suites Portland Downtown, Embassy Suites Walnut Creek, Hilton Costa Mesa, Hilton Nassau Bay Clear Lake, Hilton Santa Fe, Hilton Tucson El Conquistador Golf Resort, Marriott Bridgewater, Marriott Legacy Center, Residence Inn Jacksonville, Residence Inn Las Vegas, Sheraton San Diego Mission Valley, SpringHill Suites Charlotte, SpringHill Suites Buford Mall of Georgia, SpringHill Suites Manhattan Beach, SpringHill Suites Philadelphia, SpringHill Suites Raleigh Airport, SpringHill Suites Richmond

PIM HIGHLAND HOLDING LLC

KEY PERFORMANCE INDICATORS—PRO FORMA

(dollars in thousands)

(Unaudited)

THE FOLLOWING TABLE PRESENTS THE PRO FORMA PERFORMANCE OF THE HOTEL PORTFOLIO INCLUDED IN PIM HIGHLAND HOLDING LLC AS IF THEY WERE OWNED AS OF THE BEGINNING OF THE FIRST COMPARATIVE REPORTING PERIOD.

	Three Months Ended			Year Ended
	December 31,			December 31,
	2011	2010	% Variance	2011	2010	% Variance
71.74% PRO-RATA SHARE OF ALL HOTELS
Room revenues (in thousands)	$51,076	$49,792	2.58%	$202,506	$194,426	4.16%
RevPAR	$91.11	$88.81	2.59%	$95.74	$91.91	4.17%
Occupancy	66.79%	66.68%	0.11%	70.64%	69.38%	1.26%
ADR	$136.40	$133.19	2.41%	$133.54	$132.48	0.80%

NOTES: The above pro forma table assumes the 28 hotel properties owned as of December 31, 2011 were owned as of the beginning of the first comparative reporting period.

71.74% PRO-RATA SHARE OF ALL HOTELS NOT UNDER RENOVATION
Room revenues (in thousands)	$47,089	$45,609	3.24%	$184,825	$175,766	5.15%
RevPAR	$91.82	$88.92	3.26%	$95.98	$91.27	5.16%
Occupancy	67.13%	66.55%	0.58%	70.57%	69.00%	1.57%
ADR	$136.78	$133.61	2.37%	$136.01	$132.28	2.82%

NOTES:

(1)	The above pro forma table assumes the 25 hotel properties owned as of December 31, 2011, but not under renovation for the three months and year ended December 31, 2011, were owned as of the beginning of the first comparative reporting period.
(2)	Excluded Hotels Under Renovation: Marriott Omaha, Marriott San Antonio Plaza, The Churchill Washington DC

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ASHFORD HOSPITALITY TRUST, INC.

PRO FORMA HOTEL OPERATING PROFIT

LEGACY PORTFOLIO ONLY

(dollars in thousands)

(Unaudited)

ALL HOTELS INCLUDED IN CONTINUING OPERATIONS:

	Three Months Ended			Year Ended
	December 31,			December 31,
	2011	2010	% Variance	2011	2010	% Variance
REVENUE
Rooms	$181,176	$171,877	5.4%	$702,118	$659,315	6.5%
Food and beverage	46,041	43,192	6.6%	161,136	154,175	4.5%
Other	9,681	9,742	-0.6%	38,884	38,884	0.0%

Total hotel revenue	236,898	224,811	5.4%	902,138	852,374	5.8%

EXPENSES
Rooms	43,336	40,977	5.8%	161,931	152,545	6.2%
Food and beverage	30,804	29,123	5.8%	111,016	107,320	3.4%
Other direct	5,794	5,872	-1.3%	23,388	23,674	-1.2%
Indirect	66,845	65,663	1.8%	253,033	244,939	3.3%
Management fees, includes base and incentive fees	11,048	10,662	3.6%	40,395	39,365	2.6%

Total hotel operating expenses	157,827	152,297	3.6%	589,763	567,843	3.9%
Property taxes, insurance, and other	12,021	12,114	-0.8%	47,865	50,386	-5.0%

HOTEL OPERATING PROFIT (Hotel EBITDA)	67,050	60,400	11.0%	264,510	234,145	13.0%
Hotel EBITDA Margin	28.30%	26.87%	1.43%	29.32%	27.47%	1.85%
Minority interest in earnings of consolidated joint ventures	1,366	1,215	12.4%	6,133	4,872	25.9%

HOTEL OPERATING PROFIT (Hotel EBITDA), excluding minority interest in joint ventures	$65,684	$59,185	11.0%	$258,377	$229,273	12.7%

NOTE:	The above pro forma table assumes the 96 hotel properties owned and included in continuing operations as of December 31, 2011 were owned as of the beginning of the first comparative reporting period.

ALL HOTELS NOT UNDER RENOVATION INCLUDED IN CONTINUING OPERATIONS:

	Three Months Ended			Year Ended
	December 31,			December 31,
	2011	2010	% Variance	2011	2010	% Variance
REVENUE
Rooms	$108,036	$103,286	4.6%	$425,695	$405,365	5.0%
Food and beverage	27,881	25,445	9.6%	95,539	91,630	4.3%
Other	5,463	5,410	1.0%	21,282	20,816	2.2%

Total hotel revenue	141,380	134,141	5.4%	542,516	517,811	4.8%

EXPENSES
Rooms	25,781	24,561	5.0%	96,957	92,187	5.2%
Food and beverage	17,848	16,892	5.7%	64,262	62,342	3.1%
Other direct	3,178	3,101	2.5%	12,359	12,244	0.9%
Indirect	40,131	39,635	1.3%	152,795	149,051	2.5%
Management fees, includes base and incentive fees	7,233	6,994	3.4%	25,910	26,125	-0.8%

Total hotel operating expenses	94,171	91,183	3.3%	352,283	341,949	3.0%
Property taxes, insurance, and other	7,444	6,929	7.4%	30,003	30,077	-0.2%

HOTEL OPERATING PROFIT (Hotel EBITDA)	39,765	36,029	10.4%	160,230	145,785	9.9%
Hotel EBITDA Margin	28.13%	26.86%	1.27%	29.53%	28.15%	1.38%
Minority interest in earnings of consolidated joint ventures	526	558	-5.7%	2,413	2,030	18.9%

HOTEL OPERATING PROFIT (Hotel EBITDA), excluding minority interest in joint ventures	$39,239	$35,471	10.6%	$157,817	$143,755	9.8%

NOTES:

(1)	The above pro forma table assumes the 63 hotel properties owned and included in continuing operations as of December 31, 2011, but not under renovation during the three months ended December 31, 2011 were owned as of the beginning of the first comparative reporting period.
(2)	Excluded Hotels Under Renovation: Capital Hilton, Courtyard Basking Ridge, Courtyard Foothill Ranch Irvine, Courtyard Legacy Park Courtyard Louisville Airport, Courtyard Newark, Courtyard Oakland Airport, Courtyard Old Town Scottsdale, Courtyard Philadelphia Downtown, Courtyard San Francisco Downtown, Courtyard Seattle Downtown, Crown Plaza La Concha-Key West, Embassy Suites Austin Arboretum, Embassy Suites Dallas Galleria, Embassy Suites Flagstaff, Embassy Suites Houston, Embassy Suites Portland Downtown, Embassy Suites Walnut Creek, Hilton Costa Mesa, Hilton Nassau Bay Clear Lake, Hilton Santa Fe, Hilton Tucson El Conquistador Golf Resort, Marriott Bridgewater, Marriott Legacy Center, Residence Inn Jacksonville, Residence Inn Las Vegas, Sheraton San Diego Mission Valley, SpringHill Suites Charlotte, SpringHill Suites Buford Mall of Georgia, SpringHill Suites Manhattan Beach, SpringHill Suites Philadelphia, SpringHill Suites Raleigh Airport, SpringHill Suites Richmond

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PIM HIGHLAND HOLDING LLC

PRO FORMA HOTEL OPERATING PROFIT

(dollars in thousands)

(Unaudited)

71.74% PRO-RATA SHARE OF ALL HOTELS INCLUDED IN PIM HIGHLAND PORTFOLIO:

	Three Months Ended			Year Ended
	December 31,			December 31,
	2011	2010	% Variance	2011	2010	% Variance
REVENUE
Rooms	$51,076	$49,792	2.6%	$202,506	$194,426	4.2%
Food and beverage	21,049	21,089	-0.2%	74,096	70,958	4.4%
Other	2,734	2,803	-2.5%	11,437	11,274	1.4%

Total hotel revenue	74,859	73,684	1.6%	288,039	276,658	4.1%

EXPENSES
Rooms	11,926	12,185	-2.1%	47,204	47,579	-0.8%
Food and beverage	13,696	14,404	-4.9%	50,618	50,776	-0.3%
Other direct	1,370	1,386	-1.2%	5,449	5,325	2.3%
Indirect	22,097	21,773	1.5%	83,982	81,143	3.5%
Management fees, includes base and incentive fees	2,988	2,187	36.6%	10,080	8,311	21.3%

Total hotel operating expenses	52,077	51,935	0.3%	197,333	193,134	2.2%
Property taxes, insurance, and other	3,740	3,844	-2.7%	16,139	15,836	1.9%

HOTEL OPERATING PROFIT (Hotel EBITDA),	$19,042	$17,905	6.4%	$74,567	$67,688	10.2%

Hotel EBITDA Margin	25.44%	24.30%	1.14%	25.89%	24.47%	1.42%

NOTES:

(1)	The above pro forma table assumes the 28 hotel properties owned as of December 31, 2011 were owned as of the beginning of the first comparative reporting period.
(2)	For comparative purposes, data in the table above has been adjusted to eliminate one-time real estate tax refunds received by prior owner.

71.74% PRO-RATA SHARE OF ALL HOTELS INCLUDED IN PIM HIGHLAND PORTFOLIO NOT UNDER RENOVATION:

	Three Months Ended			Year Ended
	December 31,			December 31,
	2011	2010	% Variance	2011	2010	% Variance
REVENUE
Rooms	$47,089	$45,609	3.2%	$184,825	$175,766	5.2%
Food and beverage	19,988	19,900	0.4%	69,743	65,992	5.7%
Other	2,522	2,503	0.8%	10,343	9,989	3.5%

Total hotel revenue	69,599	68,012	2.3%	264,911	251,747	5.2%

EXPENSES
Rooms	11,073	11,242	-1.5%	43,621	43,641	0.0%
Food and beverage	12,965	13,572	-4.5%	47,592	47,314	0.6%
Other direct	1,294	1,282	0.9%	5,100	4,889	4.3%
Indirect	20,428	20,224	1.0%	77,623	74,771	3.8%
Management fees, includes base and incentive fees	2,772	2,046	35.5%	9,357	7,688	21.7%

Total hotel operating expenses	48,532	48,366	0.3%	183,293	178,303	2.8%
Property taxes, insurance, and other	3,319	3,506	-5.3%	14,497	14,264	1.6%

HOTEL OPERATING PROFIT (Hotel EBITDA),	$17,748	$16,140	10.0%	$67,121	$59,180	13.4%

Hotel EBITDA Margin	25.50%	23.73%	1.77%	25.34%	23.51%	1.83%

NOTES:

(1)	The above pro forma table assumes the 25 hotel properties owned as of December 31, 2011 but not under renovation were owned as of the beginning of the first comparative reporting period.
(2)	Excluded Hotels Under Renovation: Marriott Omaha, Marriott San Antonio Plaza, The Churchill Washington DC
(3)	For comparative purposes, data in the table above has been adjusted to eliminate one-time real estate tax refunds received by prior owner.

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ASHFORD HOSPITALITY TRUST, INC.

PRO FORMA HOTEL REVPAR BY REGION

LEGACY PORTFOLIO ONLY

(Unaudited)

			Three Months Ended			Year Ended
	Number of	Number of	December 31,			December 31,
Region	Hotels	Rooms	2011	2010	% Change	2011	2010	% Change
Pacific (1)	20	4,867	$92.49	$84.28	9.7%	$101.77	$92.49	10.0%
Mountain (2)	8	1,704	67.34	67.75	-0.6%	75.71	75.89	-0.2%
West North Central (3)	3	690	70.33	72.33	-2.8%	78.70	75.35	4.4%
West South Central (4)	9	1,936	87.05	82.92	5.0%	91.25	84.63	7.8%
East North Central (5)	7	1,103	68.03	64.00	6.3%	72.37	66.70	8.5%
East South Central (6)	2	236	76.41	82.05	-6.9%	80.17	86.97	-7.8%
Middle Atlantic (7)	8	2,090	99.23	90.70	9.4%	99.46	90.95	9.4%
South Atlantic (8)	37	7,610	87.78	84.83	3.5%	95.30	91.03	4.7%
New England (9)	2	159	81.80	77.60	5.4%	83.04	77.98	6.5%

Total Portfolio	96	20,395	$86.66	$82.22	5.4%	$93.21	$87.53	6.5%

(1)	Includes Alaska, California, Oregon, and Washington
(2)	Includes Nevada, Arizona, New Mexico, and Utah
(3)	Includes Minnesota and Kansas
(4)	Includes Texas
(5)	Includes Ohio and Indiana
(6)	Includes Kentucky and Alabama
(7)	Includes New York, New Jersey, and Pennsylvania
(8)	Includes Virginia, Florida, Georgia, Maryland, District of Columbia, and North Carolina
(9)	Includes Connecticut

NOTE:	The above pro forma table assumes the 96 hotel properties owned and included in continuing operations as of December 31, 2011 were owned as of the beginning of the comparative reporting period.

PIM HIGHLAND HOLDING LLC

PRO FORMA HOTEL REVPAR BY REGION

(Unaudited)

			Three Months Ended			Year Ended
	Number of	Number of	December 31,			December 31,
Region	Hotels	Rooms	2011	2010	% Change	2011	2010	% Change
Pacific (1)	1	294	$61.25	$46.36	32.1%	$69.34	$56.66	22.4%
Mountain (2)	1	145	74.00	73.40	0.8%	79.62	78.98	0.8%
West North Central (3)	1	215	69.81	68.17	2.4%	81.42	80.43	1.2%
West South Central (4)	4	929	85.12	86.68	-1.8%	91.23	88.04	3.6%
East North Central (5)	1	103	107.39	95.76	12.1%	96.35	88.72	8.6%
East South Central (6)	1	483	114.42	109.96	4.1%	111.40	104.94	6.2%
Middle Atlantic (7)	4	832	83.07	76.52	8.6%	87.24	77.83	12.1%
South Atlantic (8)	13	2,293	83.18	82.96	0.3%	90.74	91.20	-0.5%
New England (9)	2	506	149.05	147.31	1.2%	151.72	142.81	6.2%

Total Portfolio	28	5,800	$91.11	$88.81	2.6%	$95.74	$91.91	4.2%

(1)	Includes California
(2)	Includes Colorado
(3)	Includes Nebraska
(4)	Includes Texas
(5)	Includes Illinois
(6)	Includes Tennessee
(7)	Includes New York and New Jersey
(8)	Includes Virginia, Florida, Georgia, Maryland, and District of Columbia
(9)	Includes Massachusetts

NOTES:

(1)	All data in the table above includes our 71.74% pro-rata share of assets in PIM Highland Holding JV.
(2)	The above pro forma table assumes the 28 hotel properties owned as of December 31, 2011 were owned as of the beginning of the first comparative reporting period.

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ASHFORD HOSPITALITY TRUST, INC.

PRO FORMA HOTEL REVPAR BY BRAND

LEGACY PORTFOLIO ONLY

(Unaudited)

			Three Months Ended			Year Ended
	Number of	Number of	December 31,			December 31,
Brand	Hotels	Rooms	2011	2010	% Change	2011	2010	% Change
Hilton	30	6,575	$92.03	$88.17	4.4%	$100.85	$95.52	5.6%
Hyatt	1	242	124.74	114.02	9.4%	127.21	113.04	12.5%
InterContinental	2	420	131.63	125.31	5.0%	145.66	133.23	9.3%
Independent	2	317	76.06	64.18	18.5%	87.36	76.96	13.5%
Marriott	56	11,431	84.58	80.39	5.2%	88.42	83.25	6.2%
Starwood	5	1,410	63.09	56.75	11.2%	74.94	67.98	10.2%

Total Portfolio	96	20,395	$86.66	$82.22	5.4%	$93.21	$87.53	6.5%

NOTE:	The above pro forma table assumes the 96 hotel properties owned and included in continuing operations as of December 31, 2011 were owned as of the beginning of the first comparative reporting period.

PIM HIGHLAND HOLDING LLC

PRO FORMA HOTEL REVPAR BY BRAND

(Unaudited)

			Three Months Ended			Year Ended
	Number of	Number of	December 31,			December 31,
Region	Hotels	Rooms	2011	2010	% Change	2011	2010	% Change
Hilton	7	1,235	$100.76	$97.40	3.4%	$107.94	$101.66	6.2%
Hyatt	2	509	88.67	86.20	2.9%	96.22	93.72	2.7%
InterContinental	1	355	53.59	51.65	3.8%	59.27	60.27	-1.7%
Independent	3	399	116.61	115.24	1.2%	119.23	123.51	-3.5%
Marriott	13	2,949	90.38	88.74	1.8%	93.56	89.08	5.0%
Starwood	2	353	70.66	70.66	0.0%	80.66	74.91	7.7%

Total Portfolio	28	5,800	$91.11	$88.81	2.6%	$95.74	$91.91	4.2%

NOTES:

(1)	All data in the table above includes our 71.74% pro-rata share of assets in PIM Highland Holding JV.
(2)	The above pro forma table assumes the 28 hotel properties owned as of December 31, 2011 were owned as of the beginning of the first comparative reporting period.

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ASHFORD HOSPITALITY TRUST, INC.

PRO FORMA HOTEL OPERATING PROFIT BY REGION

LEGACY PORTFOLIO ONLY

(dollars in thousands)

(Unaudited)

			Three Months Ended					Year Ended
	Number of	Number of	December 31,					December 31,
Region	Hotels	Rooms	2011	% Total	2010	% Total	% Change	2011	% Total	2010	% Total	% Change
Pacific (1)	20	4,867	$18,214	27.2%	$15,451	25.6%	17.9%	$75,676	28.6%	$61,414	26.2%	23.2%
Mountain (2)	8	1,704	2,528	3.8%	2,634	4.4%	-4.0%	11,868	4.5%	13,053	5.6%	-9.1%
West North Central (3)	3	690	1,920	2.8%	1,977	3.3%	-2.9%	8,678	3.3%	7,786	3.3%	11.5%
West South Central (4)	9	1,936	6,977	10.4%	6,368	10.5%	9.6%	25,629	9.7%	22,641	9.7%	13.2%
East North Central (5)	7	1,103	2,391	3.6%	2,375	3.9%	0.7%	10,625	4.0%	9,459	4.0%	12.3%
East South Central (6)	2	236	575	0.8%	711	1.2%	-19.1%	2,878	1.1%	3,161	1.4%	-9.0%
Middle Atlantic (7)	8	2,090	8,837	13.2%	7,659	12.7%	15.4%	28,333	10.7%	24,810	10.6%	14.2%
South Atlantic (8)	37	7,610	25,191	37.6%	22,888	37.9%	10.1%	99,120	37.5%	90,314	38.6%	9.8%
New England (9)	2	159	417	0.6%	337	0.5%	23.7%	1,703	0.6%	1,507	0.6%	13.0%

Total Portfolio	96	20,395	$67,050	100.0%	$60,400	100.0%	11.0%	$264,510	100.0%	$234,145	100.0%	13.0%

(1)	Includes Alaska, California, Oregon, and Washington
(2)	Includes Nevada, Arizona, New Mexico, and Utah
(3)	Includes Minnesota and Kansas
(4)	Includes Texas
(5)	Includes Ohio and Indiana
(6)	Includes Kentucky and Alabama
(7)	Includes New York, New Jersey, and Pennsylvania
(8)	Includes Virginia, Florida, Georgia, Maryland, District of Columbia, and North Carolina
(9)	Includes Connecticut

NOTE:	The above pro forma table assumes the 96 hotel properties owned and included in continuing operations as of December 31, 2011 were owned as of the beginning of the first comparative reporting period.

PIM HIGHLAND HOLDING LLC

PRO FORMA HOTEL OPERATING PROFIT BY REGION

(dollars in thousands)

(Unaudited)

	Number of	Number of	Three Months Ended December 31,					Year Ended December 31,
Region	Hotels	Rooms	2011	% Total	2010	% Total	% Change	2011	% Total	2010	% Total	% Change
Pacific (1)	1	294	$255	1.3%	$(46)	-0.3%	-654.3%	$1,300	1.7%	$82	0.1%	1485.4%
Mountain (2)	1	145	476	2.5%	493	2.8%	-3.4%	1,627	2.2%	1,741	2.6%	-6.5%
West North Central (3)	1	215	408	2.1%	470	2.6%	-13.2%	2,473	3.3%	2,511	3.7%	-1.5%
West South Central (4)	4	929	3,392	17.8%	3,553	19.8%	-4.5%	13,441	18.0%	12,649	18.7%	6.3%
East North Central (5)	1	103	411	2.2%	343	1.9%	19.8%	1,022	1.4%	926	1.4%	10.4%
East South Central (6)	1	483	2,542	13.4%	2,502	14.0%	1.6%	7,247	9.7%	6,770	10.0%	7.0%
Middle Atlantic (7)	4	832	2,608	13.7%	2,102	11.8%	24.1%	9,699	13.0%	7,207	10.6%	34.6%
South Atlantic (8)	13	2,293	5,536	29.1%	5,047	28.2%	9.7%	25,319	34.0%	24,394	36.0%	3.8%
New England (9)	2	506	3,414	17.9%	3,441	19.2%	-0.8%	12,439	16.7%	11,408	16.9%	9.0%

Total Portfolio	28	5,800	$19,042	100.0%	$17,905	100.0%	6.4%	$74,567	100.0%	$67,688	100.0%	10.2%

(1)	Includes California
(2)	Includes Colorado
(3)	Includes Nebraska
(4)	Includes Texas
(5)	Includes Illinois
(6)	Includes Tennessee
(7)	Includes New York and New Jersey
(8)	Includes Virginia, Florida, Georgia, Maryland, and District of Columbia
(9)	Includes Massachusetts

NOTES:
(1)	All data in the table above includes our 71.74% pro-rata share of assets in PIM Highland Holding JV.
(2)	The above pro forma table assumes the 28 hotel properties owned as of December 31, 2011 were owned as of the beginning of the first comparative reporting period.
(3)	For comparative purposes, data in the table above has been adjusted to eliminate one-time real estate tax refunds received by prior owner.

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ASHFORD HOSPITALITY TRUST, INC.

PRO FORMA HOTEL OPERATING PROFIT MARGIN

(Unaudited)

THE FOLLOWING PRO FORMA HOTEL OPERATING PROFIT MARGIN PRESENTS THE 96 HOTELS INCLUDED IN THE COMPANY'S CONTINUING OPERATIONS AND THE 28 HOTELS INCLUDED IN PIM HIGHLAND HOLDING AS IF THESE HOTELS WERE OWNED AS OF THE BEGINNING OF THE FIRST COMPARATIVE REPORTING PERIOD.

		PIM Highland
	96 Legacy	Holding LLC
	Properties	28 Properties
HOTEL OPERATING PROFIT (HOTEL EBITDA) MARGIN:
Fourth Quarter 2011	28.30%	25.44%
Fourth Quarter 2010	26.87%	24.30%

Variance	1.43%	1.14%

HOTEL OPERATING PROFIT (HOTEL EBITDA) MARGIN VARIANCE BREAKDOWN:
Rooms	-0.10%	0.66%
Food & Beverage and Other Departmental	0.12%	1.30%
Administrative & General	0.54%	-0.20%
Sales & Marketing	0.05%	1.73%
Hospitality	0.04%	-0.04%
Repair & Maintenance	0.05%	-0.01%
Energy	0.16%	0.39%
Franchise Fee	-0.20%	-1.70%
Management Fee	0.17%	-0.25%
Incentive Management Fee	-0.09%	-0.77%
Insurance	0.13%	0.11%
Property Taxes	0.08%	0.01%
Other Taxes	0.09%	0.09%
Leases/Other	0.39%	-0.18%

Total	1.43%	1.14%

NOTE:	For comparative purposes, data in the table above for PIM Highland LLC properties has been adjusted to eliminate one-time real estate tax refunds received by prior owner.

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ASHFORD HOSPITALITY TRUST, INC.

PRO FORMA SEASONALITY TABLE

(dollars in thousands)

(Unaudited)

THE FOLLOWING PRO FORMA SEASONALITY TABLES REFLECT: (I) ALL 96 HOTELS INCLUDED IN

THE COMPANY'S CONTINUING OPERATIONS, (II) THE COMPANY'S 71.74% SHARE OF THE 28 HOTELS

INCLUDED IN PIM HIGHLAND HOLDING LLC, AND (III) THE COMBINED PORTFOLIO, AS IF THESE

HOTELS WERE OWNED AT THE BEGINNING OF THE FIRST COMPARATIVE REPORTING PERIOD.

	2011 4th Quarter	2011 3rd Quarter	2011 2nd Quarter	2011 1st Quarter	TTM
Legacy Portfolio
Total Hotel Revenue	$236,898	$217,033	$233,609	$214,598	$902,138
Hotel EBITDA	$67,050	$60,353	$74,621	$62,486	$264,510
Hotel EBITDA Margin	28.3%	27.8%	31.9%	29.1%	29.3%
EBITDA % of Total TTM	25.4%	22.8%	28.2%	23.6%	100.0%
JV Interests in EBITDA	$1,366	$1,313	$1,969	$1,485	$6,133

PIM Highland Holding LLC Portfolio
Total Hotel Revenue	$74,859	$69,845	$77,475	$65,860	$288,039
Hotel EBITDA	$19,042	$17,537	$24,140	$13,848	$74,567
Hotel EBITDA Margin	25.4%	25.1%	31.2%	21.0%	25.9%
EBITDA % of Total TTM	25.5%	23.5%	32.4%	18.6%	100.0%

Legacy and PIM Highland Holding LLC Combined
Total Hotel Revenue	$311,757	$286,878	$311,084	$280,458	$1,190,177
Hotel EBITDA	$86,092	$77,890	$98,761	$76,334	$339,077
Hotel EBITDA Margin	27.6%	27.2%	31.7%	27.2%	28.5%
EBITDA % of Total TTM	25.4%	23.0%	29.1%	22.5%	100.0%
JV Interests in EBITDA	$1,366	$1,313	$1,969	$1,485	$6,133

NOTE:	For comparative purposes, data in the tables above for PIM Highland LLC properties have been adjusted to eliminate one-time real estate tax refunds received by prior owner.

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Ashford Hospitality Trust, Inc.

Anticipated Capital Expenditures Calendar

96 Legacy Hotels (a)

		2011				2012
	Rooms	1st Quarter Actual	2nd Quarter Actual	3rd Quarter Actual	4th Quarter Actual	1st Quarter Estimated	2nd Quarter Estimated	3rd Quarter Estimated	4th Quarter Estimated
Courtyard Louisville Airport	150	x	x	x	x
Courtyard Crystal City Reagan Airport	272	x		x
Hilton Costa Mesa	486	x			x	x	x		x
Courtyard Philadelphia Downtown	498	x			x
Embassy Suites Crystal City—Reagan Airport	267	x							x
Marriott Seattle Waterfront	358	x							x
Sheraton Minneapolis West	222	x							x
Courtyard Edison	146	x
Crowne Plaza Beverly Hills	260	x
Fairfield Inn and Suites Kennesaw	87	x
One Ocean	193	x
Renaissance Tampa	293	x
Marriott Legacy Center	404		x	x	x		x	x
Embassy Suites Austin Arboretum	150		x	x	x
Embassy Suites Dallas Galleria	150		x	x	x
Embassy Suites Houston	150			x	x	x	x	x
Hilton Nassau Bay—Clear Lake	243			x	x	x		x	x
Capital Hilton	408			x	x	x			x
Courtyard Legacy Park	153			x	x			x	x
Courtyard Newark	181			x	x
Courtyard Old Town Scottsdale	180			x	x
SpringHill Suites Raleigh Airport	120			x	x
SpringHill Suites Richmond	136			x	x
Marriott Dallas Market Center	265			x
Residence Inn Newark	168			x
Residence Inn Phoenix Airport	200			x
Sheraton San Diego Mission Valley	260				x	x	x	x	x
Hilton Santa Fe	157				x	x	x		x
Crowne Plaza La Concha—Key West	160				x	x	x
Embassy Suites Walnut Creek	249				x	x		x	x
Courtyard Seattle Downtown	250				x	x			x
Embassy Suites Portland—Downtown	276				x	x			x
Courtyard Basking Ridge	235				x	x
Courtyard Oakland Airport	156				x	x
Embassy Suites Flagstaff	119				x	x
Hilton Tucson El Conquistador Golf Resort	428				x	x
Marriott Bridgewater	347				x	x
Residence Inn Jacksonville	120				x	x
SpringHill Suites Buford Mall of Georgia	96				x	x
SpringHill Suites Charlotte	136				x	x
SpringHill Suites Manhattan Beach	164				x	x
SpringHill Suites Philadelphia	199				x	x
Courtyard Foothill Ranch Irvine	156				x
Courtyard San Francisco Downtown	405				x
Residence Inn Las Vegas	256				x
Courtyard Hartford—Manchester	90					x		x	x
Embassy Suites Santa Clara—Silicon Valley	257					x
Historic Inn Annapolis	124					x
Hilton Minneapolis Airport	300						x	x	x
Marriott Crystal Gateway	697						x	x	x
Hampton Inn Evansville	141						x	x
Embassy Suites East Syracuse	215							x	x
Hampton Inn Lawrenceville	86							x	x
Hyatt Regency Coral Gables	242							x	x
Residence Inn Dallas Plano	126							x	x
Residence Inn Lake Buena Vista	210							x	x
Residence Inn Palm Desert	130							x	x
Residence Inn Salt Lake City	144							x	x
Sheraton City Center—Indianapolis	371							x	x
Courtyard Atlanta Alpharetta	154							x
Courtyard Ft. Lauderdale Weston	174							x
Courtyard Palm Desert	151							x
Embassy Suites West Palm Beach	160							x
Hilton Garden Inn Jacksonville	119							x
Embassy Suites Dulles Int’l	150								x
Hilton La Jolla Torrey Pines	296								x
Hilton St. Petersburg Bayfront	333								x
Residence Inn Atlanta—Buckhead	150								x
Residence Inn Fairfax Merrifield	159								x

(a)	Only hotels which have had or are expected to have significant capital expenditures that could result in displacement during 2011 and 2012 are included in this table.

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PIM Highland Holding LLC

Anticipated Capital Expenditures Calendar

28 Highland Hotels (a)

		2011				2012
	Rooms	1st Quarter Actual	2nd Quarter Actual	3rd Quarter Actual	4th Quarter Actual	1st Quarter Estimated	2nd Quarter Estimated	3rd Quarter Estimated	4th Quarter Estimated
Courtyard Denver Airport	202		x
Marriott Omaha	300				x	x	x
Marriott San Antonio Plaza	251				x	x
The Churchill	173				x	x
Courtyard Boston Tremont	315					x	x	x	x
Courtyard Savannah	156					x	x		x
Ritz-Carlton Atlanta	444					x
Hyatt Regency Savannah	351						x	x	x
Renaissance Nashville	673						x	x	x
The Melrose	240						x	x	x
Hilton Garden Inn Virginia Beach	176						x	x
Hilton Boston Back Bay	390							x	x
Hilton Parsippany	354							x	x
Hyatt Regency Wind Watch	358							x	x
The Silversmith	143							x	x
Marriott Dallas Fort Worth Airport	491								x
Marriott Sugarland	300								x

(a)	Only hotels which have had or are expected to have significant capital expenditures that could result in displacement during 2011 and 2012 are included in this table.